Formation and Business of the Company	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Formation and Business of the Company

1. Formation and Business of the Company

Versartis, Inc., (the “Company”) a development stage company, was incorporated on December 10, 2008 in the State of Delaware. The Company is a biopharmaceutical company focused on developing therapeutic proteins for the treatment of metabolic diseases and endocrine disorders. The Company is developing novel drug candidates that it has licensed from Amunix Inc (“Amunix”).

The Company’s headquarters and operations are in Redwood City, California. Since incorporation, the Company has been primarily performing research and development activities, including early clinical trials, filing patent applications, obtaining regulatory approvals, hiring personnel, and raising capital to support and expand these activities. Accordingly, at December 31, 2013, the Company is considered to be in the development stage.